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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

      We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 33-75570 and 333-99945) and the Registration Statements on Forms S-3 (Nos. 333-77050, 333-21913 and 333-2258) of Acres Gaming Incorporated of our report dated July 26, 2002 relating to the financial statements, which appear in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP
Las Vegas, Nevada
September 30, 2002


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